Subsequent Events (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 11. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.
On November 8, 2021, Tuatara Capital Acquisition Corporation (“TCAC”) entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among TCAC, HighJump Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and SpringBig, Inc., a Delaware corporation (“SpringBig”).
The Merger Agreement provides for, among other things, the following transactions on or prior to the closing date: (i) TCAC will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) TCAC’s name will be changed as mutually agreed to between the parties, (B) each then-issued and outstanding TCAC Class A Ordinary Share will convert automatically, on a one-for-one basis, into one share of ordinary shares of TCAC (the “New SpringBig Ordinary shares”), (C) each then-issued and outstanding TCAC Class B Ordinary Share will convert automatically, on a one-for-one basis, into one share of New SpringBig Ordinary shares, and (D) each then-issued and outstanding common warrant of TCAC will convert automatically, on a one-for-one basis, into a warrant to purchase one share of New SpringBig Ordinary shares; and (ii) following the Domestication, Merger Sub will merge with and into SpringBig, with SpringBig as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of TCAC (the “Merger”).
The Business Combination is expected to close in mid-2022, following the receipt of the required approval by TCAC’s shareholders, required regulatory approvals and the fulfillment of other customary closing conditions.

Note 7 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to February 16, 2021, the date that the audited financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On January 26, 2021, the Promissory Note was amended extending the due date to June 30, 2021.
On January 26, 2021, the Sponsor returned 1,437,500 Founder Shares to the Company, which were canceled, resulting in an aggregate of 4,312,500 Founder Shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share cancellation.
On February 3, 2021, the Sponsor transferred 50,000 founder shares to Mr. Taney, 40,000 founder shares to Mr. Bornstein and 40,000 founder shares to Mr. Kekedjian for the same per share purchase price paid by the Sponsor.
On February 11, 2021 the Company effected a share capitalization pursuant to which an additional 718,750 Founder Shares were issued resulting in an aggregate of 5,031,250 Founder Shares outstanding. All share and per-share amounts have been retroactively restated to reflect the share capitalization.